SECURITIES AND EXCHANGE COMMISSION
			                      WASHINGTON, D.C.  20549

                          		      FORM 8-K

          		  Current Report Pursuant to Section 13 or 15(d) of
			                      The Securities Act of 1934


Date of Report:  January 30, 1998
		              -------------------


               			 XEROGRAPHIC LASER IMAGES CORPORATION
			                ------------------------------------
	       (Exact name of registrant as specified in its charter)


      	   Delaware                1-11236                   51-0319174
	       ------------             ---------                --------------
(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)          File Number)             Identification No.)


101 Billerica Avenue, 5 Billerica Park, North Billerica, MA           01862
------------------------------------------------------------         --------
          (Address of principal executive offices)                  (Zip Code)


                       				  (978) 670-5999
				                        ----------------
	       (Registrant's telephone number, including area code)





	           	     Information to Be Included in the Report


Item 1          Changes in Control of Registrant

             			Not Applicable

Item 2          Acquisition or Disposition of Assets

             			Not Applicable

Item 3          Bankruptcy or Receivership

             			Not Applicable

Item 4          Changes in Registrant's Certifying Accountant

             			Not Applicable

Item 5          Other Events

                Exhibit No.     Dexcription of Exhibit
             			-----------     -----------------------

                10.46.i         Oak Technology, Inc., Pixel Magic, Inc.
                                Plan of Reorganization and Agreement of
                                Merger of OTI Acquisition Corporation
                                with and into Xerographic Laser Images
                                Corporation

                10.46.ii	       Form of Escrow Agreement

                10.46.iii       Form of Exchange Agreement

                10.46.iv        News Release dated January 30, 1998

Item 6          Resignations of Registrant's Directors

             			Not Applicable

Item 7          Financial Statements and Exhibits

                Not Applicable

Item 8          Change in Fiscal Year

             			Not Applicable




Signatures
----------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            			    Xerographic Laser Images Corporation
				                               ------------------------------------
 	              					                           (Registrant)



Date:  February 2, 1998           By:         /s/ James L. Salerno
				   -----------------                ---------------------------------
				                               James L. Salerno, Chief Financial Officer
				                             (Principal Financial and Accounting Officer)